EXHIBIT 99.2
INVESTOR SUPPLEMENT —THIRD QUARTER 2008
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited) (dollars in thousands, except per share data)

	Three Months Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
Revenue	$1,965,776	$1,865,106	$5,842,240	$5,433,682
Cost of goods and services	1,261,433	1,196,748	3,718,732	3,490,274

Gross profit	704,343	668,358	2,123,508	1,943,408
Selling and administrative expenses	434,992	395,651	1,325,299	1,194,392

Operating earnings	269,351	272,707	798,209	749,016
Interest expense, net	25,924	22,468	76,743	67,053
Other expense (income), net	(12,644)	2,174	(8,926)	1,752

Total interest/other expense, net	13,280	24,642	67,817	68,805

Earnings before provision for income taxes and discontinued operations	256,071	248,065	730,392	680,211
Provision for income taxes	65,736	65,938	205,216	185,593

Earnings from continuing operations	190,335	182,127	525,176	494,618

Loss from discontinued operations, net of tax	(2,685)	(7,537)	(55,072)	(18,902)

Net earnings	$187,650	$174,590	$470,104	$475,716

Basic earnings (loss) per common share:
Earnings from continuing operations	$1.02	$0.91	$2.77	$2.43
Loss from discontinued operations	(0.01)	(0.04)	(0.29)	(0.09)
Net earnings	1.01	0.87	2.48	2.34

Weighted average shares outstanding	186,488	200,850	189,326	203,235

Diluted earnings (loss) per common share:
Earnings from continuing operations	$1.01	$0.90	$2.76	$2.41
Loss from discontinued operations	(0.01)	(0.04)	(0.29)	(0.09)
Net earnings	1.00	0.86	2.47	2.32

Weighted average shares outstanding	187,706	202,469	190,531	204,915

Dividends paid per common share	$0.25	$0.20	$0.65	$0.57

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
Weighted average shares outstanding — Basic	186,488	200,850	189,326	203,235
Dilutive effect of assumed exercise of employee stock options	1,218	1,619	1,205	1,680

Weighted average shares outstanding — Diluted	187,706	202,469	190,531	204,915

Anti-dilutive shares excluded from diluted EPS computation	3,735	1,699	3,735	3,358

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (dollars in thousands)

	2007						2008
										Q3
	Q1	Q2	Q3	Q3 YTD	Q4	FY 2007	Q1	Q2	Q3	YTD

REVENUE
Industrial Products
Material Handling	$293,466	$299,588	$276,236	$869,290	$275,963	$1,145,253	$287,208	$306,988	$286,568	$880,764
Mobile Equipment	307,758	315,394	315,920	939,072	323,912	1,262,984	329,723	342,228	343,261	1,015,212
Eliminations	(219)	(220)	(203)	(642)	(335)	(977)	(157)	(210)	(218)	(585)

	601,005	614,762	591,953	1,807,720	599,540	2,407,260	616,774	649,006	629,611	1,895,391

Engineered Systems
Product Identification	206,625	224,353	227,617	658,595	253,985	912,580	231,526	249,250	234,868	715,644
Engineered Products	260,002	284,457	311,337	855,796	283,682	1,139,478	267,696	289,479	289,778	846,953

	466,627	508,810	538,954	1,514,391	537,667	2,052,058	499,222	538,729	524,646	1,562,597

Fluid Management
Energy	189,367	188,690	197,759	575,816	199,208	775,024	213,003	236,461	249,656	699,120
Fluid Solutions	169,669	174,579	176,756	521,004	186,109	707,113	188,328	210,207	202,054	600,589
Eliminations	(40)	(24)	(12)	(76)	(53)	(129)	(32)	(38)	(28)	(98)

	358,996	363,245	374,503	1,096,744	385,264	1,482,008	401,299	446,630	451,682	1,299,611

Electronic Technologies	321,173	340,717	363,002	1,024,892	365,211	1,390,103	351,757	379,958	362,446	1,094,161

Intra-segment eliminations	(3,368)	(3,391)	(3,306)	(10,065)	(4,094)	(14,159)	(3,566)	(3,345)	(2,609)	(9,520)

Total consolidated revenue	$1,744,433	$1,824,143	$1,865,106	$5,433,682	$1,883,588	$7,317,270	$1,865,486	$2,010,978	$1,965,776	$5,842,240

NET EARNINGS
Segment Earnings:
Industrial Products	$74,521	$88,796	$77,418	$240,735	$71,751	$312,486	$78,838	$87,925	$74,690	$241,453
Engineered Systems	51,657	77,828	84,223	213,708	78,019	291,727	62,996	80,045	82,032	225,073
Fluid Management	73,842	73,283	79,184	226,309	78,267	304,576	85,139	97,878	102,232	285,249
Electronic Technologies	36,949	45,354	50,801	133,104	47,233	180,337	36,234	51,029	53,826	141,089

Total Segments	236,969	285,261	291,626	813,856	275,270	1,089,126	263,207	316,877	312,780	892,864
Corporate expense / other	(22,392)	(23,107)	(21,093)	(66,592)	(20,578)	(87,170)	(29,969)	(24,975)	(30,785)	(85,729)
Net interest expense	(21,901)	(22,684)	(22,468)	(67,053)	(22,536)	(89,589)	(23,431)	(27,388)	(25,924)	(76,743)

Earnings from continuing operations before provision for income taxes	192,676	239,470	248,065	680,211	232,156	912,367	209,807	264,514	256,071	730,392
Provision for income taxes	54,856	64,799	65,938	185,593	57,024	242,617	61,876	77,604	65,736	205,216

Earnings from continuing operations	137,820	174,671	182,127	494,618	175,132	669,750	147,931	186,910	190,335	525,176
Earnings (loss) from discontinued operations, net	(8,889)	(2,476)	(7,537)	(18,902)	10,232	(8,670)	(753)	(51,634)	(2,685)	(55,072)

Net earnings	$128,931	$172,195	$174,590	$475,716	$185,364	$661,080	$147,178	$135,276	$187,650	$470,104

SEGMENT OPERATING MARGIN
Industrial Products	12.4%	14.4%	13.1%	13.3%	12.0%	13.0%	12.8%	13.5%	11.9%	12.7%
Engineered Systems	11.1%	15.3%	15.6%	14.1%	14.5%	14.2%	12.6%	14.9%	15.6%	14.4%
Fluid Management	20.6%	20.2%	21.1%	20.6%	20.3%	20.6%	21.2%	21.9%	22.6%	21.9%
Electronic Technologies	11.5%	13.3%	14.0%	13.0%	12.9%	13.0%	10.3%	13.4%	14.9%	12.9%

Total Segment	13.6%	15.6%	15.6%	15.0%	14.6%	14.9%	14.1%	15.8%	15.9%	15.3%

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (continued)
(unaudited) (dollars in thousands)

	2007						2008
				Q3						Q3
	Q1	Q2	Q3	YTD	Q4	FY 2007	Q1	Q2	Q3	YTD

BOOKINGS
Industrial Products
Material Handling	$304,050	$286,875	$272,405	$863,330	$278,625	$1,141,955	$296,278	$313,199	$292,436	$901,913
Mobile Equipment	374,845	353,122	298,016	1,025,983	338,357	1,364,340	360,324	318,059	295,240	973,623
Eliminations	(438)	(445)	(324)	(1,207)	(349)	(1,556)	(296)	(385)	(193)	(874)

	678,457	639,552	570,097	1,888,106	616,633	2,504,739	656,306	630,873	587,483	1,874,662

Engineered Systems
Product Identification	215,596	219,111	231,166	665,873	253,343	919,216	239,547	250,538	233,196	723,281
Engineered Products	299,270	317,006	272,229	888,505	228,133	1,116,638	284,257	279,673	260,227	824,157

	514,866	536,117	503,395	1,554,378	481,476	2,035,854	523,804	530,211	493,423	1,547,438

Fluid Management
Energy	200,010	187,502	194,733	582,245	202,820	785,065	233,662	252,535	268,390	754,587
Fluid Solutions	171,944	180,964	177,021	529,929	186,715	716,644	197,289	217,466	195,253	610,008
Eliminations	(15)	(16)	(12)	(43)	(67)	(110)	(24)	(32)	(31)	(87)

	371,939	368,450	371,742	1,112,131	389,468	1,501,599	430,927	469,969	463,612	1,364,508

Electronic Technologies	311,840	354,858	381,804	1,048,502	330,049	1,378,551	360,337	384,790	363,535	1,108,662

Intra-segment eliminations	(3,019)	(4,330)	(4,453)	(11,802)	(2,837)	(14,639)	(2,992)	(3,490)	(1,755)	(8,237)

Total consolidated bookings	$1,874,083	$1,894,647	$1,822,585	$5,591,315	$1,814,789	$7,406,104	$1,968,382	$2,012,353	$1,906,298	$5,887,033

BACKLOG
Industrial Products
Material Handling	$252,474	$240,977	$237,468		$213,653		$228,082	$235,284	$240,009
Mobile Equipment	501,591	541,683	529,423		543,776		575,070	549,430	498,908
Eliminations	(207)	(236)	(275)		(195)		(171)	(186)	(161)

	753,858	782,424	766,616		757,234		802,981	784,528	738,756

Engineered Systems
Product Identification	66,875	62,216	68,682		68,938		79,956	82,196	76,247
Engineered Products	281,120	321,530	282,728		227,523		244,981	235,513	205,127

	347,995	383,746	351,410		296,461		324,937	317,709	281,374

Fluid Management
Energy	88,392	89,044	87,105		88,245		106,540	119,033	133,713
Fluid Solutions	65,683	72,028	73,007		73,713		85,130	91,870	82,998
Eliminations	(8)	—	—		(14)		(6)	—	(3)

	154,067	161,072	160,112		161,944		191,664	210,903	216,708

Electronic Technologies	229,010	243,996	266,474		232,704		246,711	251,403	248,725

Intra-segment eliminations	(1,193)	(2,110)	(3,224)		(1,913)		(2,038)	(1,424)	(540)

Total consolidated backlog	$1,483,737	$1,569,128	$1,541,388		$1,446,430		$1,564,255	$1,563,119	$1,485,023

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$6,741	$6,697	$7,213	$20,651	$7,179	$27,830	$9,215	$8,070	$7,805	$25,090
Engineered Systems	11,607	5,459	5,755	22,821	6,441	29,262	6,109	6,116	6,103	18,328
Fluid Management	3,800	3,812	3,796	11,408	4,161	15,569	3,914	5,607	5,422	14,943
Electronic Technologies	8,756	10,319	9,957	29,032	9,264	38,296	8,902	9,416	9,304	27,622

	$30,904	$26,287	$26,721	$83,912	$27,045	$110,957	$28,140	$29,209	$28,634	$85,983

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUARTER 2008
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2007						2008
				Q3						Q3
	Q1	Q2	Q3	YTD	Q4	FY 2007	Q1	Q2	Q3	YTD

Basic earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$0.91	$2.43	$0.89	$3.33	$0.77	$0.99	$1.02	$2.77
Discontinued operations	(0.04)	(0.01)	(0.04)	(0.09)	0.05	(0.04)	(0.00)	(0.27)	(0.01)	(0.29)
Net earnings	0.63	0.84	0.87	2.34	0.95	3.28	0.76	0.72	1.01	2.48

Diluted earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$0.90	$2.41	$0.89	$3.30	$0.77	$0.98	$1.01	$2.76
Discontinued operations	(0.04)	(0.01)	(0.04)	(0.09)	0.05	(0.04)	(0.00)	(0.27)	(0.01)	(0.29)
Net earnings	0.63	0.84	0.86	2.32	0.94	3.26	0.76	0.71	1.00	2.47

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